EXHIBIT 10.7




                                    EXHIBIT A
                                    ---------

                         FORM OF STOCK OPTION AGREEMENT

THE SECURITIES REPRESENTED BY THIS DOCUMENT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM
REGISTRATION  UNDER  THE  1933  ACT.


                           SIBERIAN ENERGY GROUP INC.

                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into effective as of the 1st day of January, 2004 by and between Siberian Energy Group Inc., a Nevada corporation (the "Company"), and Oleg V. Zhuravlev (the "Optionee").

                                   WITNESSETH:

     WHEREAS, the Company agreed to issue to Optionee options to purchase shares of the $0.001 par value restricted common stock of the Company ("Common Stock"), said options to be for the number of shares, at the price per share and on the terms set forth in this Agreement; and

     WHEREAS, the Optionee desires to receive the options on the terms and conditions set forth in this Agreement.

NOW,  THEREFORE,  the  parties  agree  as  follows:

     1.  Terms.  Terms not otherwise defined herein shall have the meaning given
         -----
to such terms in the Employment Agreement by and between the Company and the Optionee, dated as of January 1, 2003 (the "Employment Agreement").

     2.  Grant  of Options; Option Prices. During the term of the Agreement, the
         --------------------------------
Company  agrees  to  do  the  following:

(a) To grant to Optionee the additional option to purchase under the terms and conditions of the Plan all or any part of 20,000 shares of Common Stock as of January 1, 2004 and 15,000 shares of Common Stock on the first date of each month of the year ended December 31, 2004, up to an aggregate of 200,000 shares (the "2004 Option Shares"), subject to, and in accordance with, the terms and conditions set forth in this Agreement (the "2004
     Option"),  at  an  exercise  price  of  $0.10  per  share.

(b) To grant to Optionee the additional option to purchase under the terms and conditions of the Plan all or any part of 20,000 shares of Common Stock as of January 1, 2005 and 15,000 shares of Common Stock on the first date of each month of the year ended December 31, 2005, up to an aggregate of 168,000 shares (the "2005 Option Shares"), subject to, and in accordance with, the terms and conditions set forth in this Agreement (the "2005
     Option"),  at  an  exercise  price  of  $0.30  per  share.


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(c)  To  grant to Optionee the additional option to purchase under the terms and conditions of the Plan all or any part of 20,000 shares of Common Stock as of January 1, 2006 and 15,000 shares of Common Stock on the first date of each month of the year ended December 31, 2006, up to an aggregate of 200,000 shares (the "2006 Option Shares"), subject to, and in accordance with, the terms and conditions set forth in this Agreement (the "2006
     Option"),  at  an  exercise  price  of  $0.30  per  share.

(d) To grant to Optionee the additional option to purchase under the terms and conditions of the Plan all or any part of 20,000 shares of Common Stock as of January 1, 2007 and on January 1st of every subsequent year (the "Subsequent Option Shares, together with the 2004 Option Shares, the 2005 Option Shares and the 2006 Option Shares, the "Option Shares") and 15,000 shares of Common Stock on the first date of each month of the year ended December 31, 2007 and on the first day of each month of each subsequent year ended December 31st (the "Subsequent Option Shares, together with the 2004 Option Shares, the 2005 Option Shares and the 2006 Option Shares, the "Option Shares") up to an aggregate of 200,000 shares per year, subject to, and in accordance with, the terms and conditions set forth in this Agreement (each a "Subsequent Option", together with the 2004 Option, the 2005 Option, the 2006 Option and each Subsequent Option, the "Options"), at an exercise price of 110% of the average closing prices for the three months prior to each grant date.

     3.     Exercise Periods.  Each Option shall terminate at 5:00 p.m. (Eastern
            ----------------
standard time) on the [fourth] anniversary of December 31st of each year in which the Options were granted.

     4.  Exercise  Of  Options.
         ---------------------

(a) Each Option shall become vested and exercisable on the applicable grant date.

(b) Subject to the terms and conditions of this Agreement, each Option may be exercised in whole at any time, or in part, from time to time, by delivery of written notice to the Company, at its principal executive office. The notice shall state which Option(s) the Optionee is electing to exercise and the number of Option Shares being exercised and shall be signed by the Optionee.

(c) The notice of exercise described in Section 4(b) hereof shall be accompanied by the full purchase price for the Option Shares being exercised, in cash or by check or (subject to the Company's consent) instructions from the Optionee to the Company directing the Company to deliver a specified number of Option Shares directly to a designed broker or dealer pursuant to a cashless exercise election which is made in accordance with such requirements and procedures as are acceptable to the Company in its sole discretion and full payment of all applicable withholding taxes pursuant to Section 5 hereof.

(d) Upon receipt of notice of exercise and full payment for the Option Shares being exercised, the Company shall take such action as may be necessary to affect the transfer to the Optionee of the number of Options Shares as to which such exercise was effective.

(e) The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Option Shares until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Option Shares exercised, (ii) the Company shall have issued and delivered the Option Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full ownership rights with respect to such the Option Shares.

     5.     Withholding  Taxes.  The  Company  may  take  such steps as it deems
            ------------------
necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Option including, but not limited to, the withholding of all or any portion of any payment owed by the Company to the Optionee or the withholding of issuance of Option Shares to be issued upon the exercise of the Option.

     6.  Securities  Laws  Requirements. No Option Shares shall be issued unless
         ----------------
and until, in the opinion of the Company, there has been full compliance with, or an exemption from, any applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, or applicable exemptions are available and have been complied with. The Optionee shall acknowledge, represent, warrant and agree in writing to the Company as follows:

(a) Optionee is acquiring the Option Shares for investment purposes only and the Option Shares that Optionee is acquiring will be held by Optionee without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

(b) Optionee's overall commitment to investments that are not readily marketable is not disproportionate to Optionee's net worth and Optionee's investment in the Option Shares will not cause such overall commitments to become excessive;

(c) Optionee's financial condition is such that Optionee is under no present or contemplated future need to dispose of any portion of the Option Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

(d) Optionee has sufficient knowledge and experience in business and financial matters to evaluate, and Optionee has evaluated, the merits and risks of an investment in the Option Shares;

(e) The address set forth on the signature page to this Agreement is Optionee's true and correct residence, and Optionee has no present intention of becoming a resident of any other state or jurisdiction;

(f) Optionee confirms that all documents, records and books pertaining to an investment in the Option and the Option Shares that have been requested by Optionee have been made available or delivered to Optionee. Optionee has had the opportunity to discuss the acquisition of the Warrant and the Option Shares with the Company, and Optionee has obtained or been given access to all information concerning the Company that Optionee has requested;

(g) Optionee has had the opportunity to ask questions of, and receive the answers from, the Company concerning the terms of the investment in the Option Shares and to receive additional information necessary to verify the accuracy of the information delivered to Optionee, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense;

(h) Optionee understands that the Options have not, and the Option Shares issuable upon exercise of the Options will not be, registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings, and no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the sale of the Option Shares;

(i) The Option Shares that Optionee is acquiring will be solely for Optionee's own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Optionee has no agreement or arrangement for any such resale, distribution, subdivision or fractionalization thereof;

(j)  Optionee  acknowledges  and  is  aware  of  the  following:

     (i) The Option Shares constitute a speculative investment and involve a high degree of risk of loss by Optionee of Optionee's total investment in the Option Shares.

     (ii) There are substantial restrictions on the transferability of the Option Shares. The Option is not transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option. The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Option Shares be registered except as set forth in Section 9 of this Agreement; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate
     Optionee's  investment  in  the  Company.

     (iii) Each certificate issued representing the Option Shares shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, which legend will read substantially as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND ARE 'RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT.

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN A STOCK OPTION AGREEMENT, DATED JANUARY 1, 2004, BETWEEN THE COMPANY AND OLEG V. ZHURAVLEV AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH STOCK OPTION AGREEMENT. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A COPY OF THE STOCK OPTION AGREEMENT."

(k) The Optionee will not sell, assign, transfer, exchange, encumber, pledge or otherwise dispose of any of the Option Shares acquired pursuant to the Options, or grant any option or right to purchase such shares or any legal or beneficial interest in such shares, except in accordance with the requirements set forth below:
     (i) Prior to the consummation of the first public offering of Common Stock pursuant to a registration statement (other than on Form S-8 or successor forms) filed with, and declared effective by, the Securities and Exchange Commission (an "Initial Public Offering"), Optionee may transfer shares of Common Stock only if the following conditions are satisfied: (a) the proposed transfer must be pursuant to an exemption from registration in compliance with the Securities Act, and any applicable state securities laws, and the transferring Optionee must provide a written opinion from counsel acceptable to the Company to the effect that no such registration is required under the applicable securities laws; (b) the proposed transfer must be permissible under the provisions of all other applicable laws, rules, regulations and licenses and the transferring Optionee must satisfy all pre-conditions and comply with all other requirements pertaining to the transfer; and (c) the Company must consent to the proposed transfer, which consent will not be unreasonably withheld.

     (ii) After an Initial Public Offering, and after any applicable restricted period related to the Initial Public Offering, Optionee may transfer shares of Common Stock as follows: (a) Optionee may sell shares of Common Stock pursuant to an effective registration statement under the Securities Act, in compliance with any applicable state securities laws or blue sky laws;
     (b) Optionee may sell shares of Common Stock pursuant to, and in accordance with, the provisions of Rule 144; and (c) Optionee may transfer shares of Common Stock in any transaction that satisfies the conditions discussed in
     Section  6(k)(i)  above.

     The restrictions described in this Section 6 or notice thereof may be placed on the certificates representing the Option Shares purchased pursuant to the Option, and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

     7.     Adjustment  By Stock Split, Stock Dividend, Etc.  If at any time the
            ------------------------------------------------
Company increases or decreases the number of its outstanding shares of Common Stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its Common Stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its Common Stock, the numbers, rights and privileges of the shares of Common Stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable, at the time of such occurrence, and the exercise price shall be adjusted accordingly.

     8.  Merger  Or  Consolidation. Upon the occur-rence of any of the following
         -------------------------
events, the Option shall automatically terminate and be of no further force or effect whatever: (i) the merger or consolidation of the Company with one or more other corporations, regardless of which entity survives the transaction; (ii) the dissolution or liquidation of the Company; (iii) the appointment of a receiver for all, or substantially all, of the Company's assets or business;
(iv) the appoint-ment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or (v) the sale, lease or exchange of all, or substan-tially all, of the Company's assets and business. However, under these circumstances and prior to consummation of said event, all optionees will be granted either and/or (a) the right to exercise all outstanding options, or (b) will be substituted by equivalent option in such surviving corporation (or other entity) or a parent or subsidiary of such surviving corporation in case of merger or acquisition.

     The foregoing adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     9.     Common  Stock  To  Be  Received Upon Exercise.  Optionee understands
            ---------------------------------------------
that (a) the Company is under no obligation to register the issuance or transfer of the Option Shares, and (b) in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the 1933 Act. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the Act or an exemption from registration.

     Furthermore, the Optionee fully understands that issuance of the Option Shares will not be registered under the Act and that, because the issuance of the Option Shares will not be registered, the Option Shares will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the Act and the special meaning given to such term in various releases of the Securities and Exchange Commission.

     10.     Privilege  Of Ownership.  Optionee shall not have any of the rights
             -----------------------
of a stockholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

     11.  Relationship  To  Engagement.  Nothing contained in this Agreement (i)
          ----------------------------
shall confer upon the Optionee any right with respect to continuance of Optionee's engagement by, or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's engagement by, position or affiliation with, or relationship to, the Company.

     12.    Notices.  All  notices,  requests,  demands,  directions  and  other
            -------
communications ("Notices") concerning this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this
Section 12. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section 12, provided that it is delivered on a business day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is delivered. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the party to be notified as shown below:

     (a)     if to the Company:     Siberian  Energy  Group  Inc.
                                    275  Madison  Avenue,  6th  floor
                                    New  York,  NY  10016
                                    Attn: Chairman of the Compensation Committee
                                    Facsimile:

     (b)     if to the Optionee:    Oleg  V.  Zhuravlev
                                    At the address set forth on the signature page of this Agreement

     Either party may change its respective address for purposes of this Section 12 by giving the other party Notice of the new address in the manner set forth above.

     13.     General  Provisions.  This  instrument  (a)  contains  the  entire
             -------------------
agreement between the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by the laws of ________, and (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date written above.

                                        SIBERIAN  ENERGY  GROUP  INC.

                                        By: /s/ David Zaikin
                                           ----------------------------

                                        David Zaikin, Chairman
                                        ------------------------------------
                                        Printed  Name  and  Title


                                        OPTIONEE

                                       /s/ Oleg V. Zhuravlev
                                        ----------------------------------------
                                       Oleg  V.  Zhuravlev


                                       #17  -  13  6th  Microregion
                                       ----------------------------
                                       Address

                                       Kurgan  city,  Russia,  640023
                                       ------------------------------
                                       City,  State  and  Zip  Code


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